                                                                   EXHIBIT 10.24

                               SECURITY AGREEMENT

                  THIS SECURITY AGREEMENT (the "Agreement") is made this 12th day of June, 2002, but effective as of the 4th day of May 2002, by REYNOLDS C. FAULKNER ("Mr. Faulkner") and MARY RUTH FAULKNER (Mr. Faulkner and Mary Ruth Faulkner collectively referred to as the "Pledgors") in favor of KIRKLAND'S, INC., a Tennessee corporation (the "Secured Party").

                                   Background

                  A. On the effective date of this Agreement, Mr. Faulkner borrowed up to $717,000 from the Secured Party pursuant to a Term Note dated the effective date hereof (as hereafter amended, modified or supplemented, the "Note").

                  B. Mr. Faulkner is a director, an Executive Vice President and the Chief Financial Officer of the Secured Party. In order to secure Mr. Faulkner's obligations under the Note, the Pledgors have agreed to pledge and to grant to the Secured Party a security interest in and to (i) certain marketable securities owned by Mr. Faulkner or the Pledgors and (ii) all of the shares of Common Stock of the Secured Party ("Common Stock") and all other securities of the Secured Party owned or hereafter acquired by Mr. Faulkner or the Pledgors.

                  NOW, THEREFORE, the parties hereto, in consideration of the consummation of the aforementioned loan by the Secured Party to Mr. Faulkner, and intending to be legally bound hereby, agree as follows:

         1.       Pledge of Collateral.

                  1.1. Pledge of Stock. To secure the payment of all amounts due or to become due to the Secured Party under the Note (collectively the "Indebtedness"), the Pledgors hereby pledge to the Secured Party and grant to the Secured Party a first lien on, and security interest in, the Collateral (as hereinafter defined). In furtherance of this Agreement, the Pledgors have entered into that certain Control Agreement with Salomon Smith Barney (the "Brokerage Firm") in favor of the Secured Party (the "Control Agreement")

                  1.2. Designation of Collateral. The term "Collateral" when used herein shall include (i) marketable securities owned by Mr. Faulkner or the Pledgors having a Fair Market Value (as hereinafter defined) as of the date of this Agreement equal to no less than the principal amount outstanding under the Note and (ii) any shares of Common Stock and any other securities of the Secured Party now owned or hereafter acquired by Mr. Faulkner or the Pledgors, or in which Mr. Faulkner or the Pledgors now has or hereafter acquires any beneficial interest, together with any securities, instruments or distributions of any kind issuable, issued or received upon conversion of, in respect of, or in exchange or in substitution for any such Collateral, including, but not limited to, those arising from a stock dividend, stock split, reclassification, reorganization, merger, consolidation, sale of assets or other exchange of securities, or any dividends, cash, property or other distributions of any kind upon, with respect to, or in consequence of the ownership of, the Collateral. In the event subscriptions, warrants, options or other rights are issued in connection with any Collateral, such subscriptions, warrants, options and rights shall be deemed to be part of the Collateral. The term "Collateral" shall also include any additional Collateral delivered by Mr. Faulkner or the Pledgors to the Secured Party pursuant to Section 1.3 hereof. As used in this Agreement, the term "Fair Market Value" shall mean, as of any date: (i) with respect to the marketable securities, the closing price of such marketable securities as reported on the principal national securities exchange(s) on which such marketable securities are traded on such date, or if no price for such marketable securities are reported on such date, the closing price of such securities on the last preceding date on which there were reported prices for such securities; or (ii) with respect to marketable securities that are not listed or admitted to unlisted trading privileges on a national securities exchange, the closing price of such securities as reported by The Nasdaq Stock Market on such date, or if no price for such marketable securities are reported on such date, the closing price of such securities on the last preceding date on which there were reported prices for such securities; or (iii) with respect to any assets that are not marketable securities traded on a national securities exchange or on The Nasdaq National Stock Market, then the Fair Market Value shall be determined by the Secured Party, acting in its discretion, which determination shall be conclusive.

                  1.3. Delivery of Initial Collateral and Additional Collateral. Mr. Faulkner has delivered, and by these presents does hereby deliver, to the Secured Party the certificates representing any shares of Common Stock and any other securities of the Secured Party owned by Mr. Faulkner as of the date hereof (collectively with all other certificates representing securities of the Secured Party owned by Mr. Faulkner or the Pledgors and delivered from time to time to the Secured Party under the terms of this Agreement, the "Certificates"), together with stock powers for the Certificates duly executed in blank for transfer by Mr. Faulkner. The Pledgors agree that upon the acquisition by Mr. Faulkner or the Pledgors of any additional securities of the Secured Party included in the definition of Collateral prior to the termination of this Agreement, Mr. Faulkner or the Pledgors, as the case may be, shall deliver the Certificates representing such securities, with stock powers duly endorsed for transfer, to the Secured Party as additional Collateral to be held by the Secured Party pursuant to the terms of this Agreement. The Pledgors further agree that, within 10 days after the Secured Party's written request, they shall deliver additional collateral to the Secured Party from time to time hereafter to be held pursuant to the terms of this Agreement to the extent that the Fair Market Value of the Collateral held by the Secured Party, together with all Collateral pledged pursuant to the Control Agreement, falls below 125% of the principal amount then outstanding under the Note; provided, however, to the extent that the additional collateral consists of marketable securities, Mr. Faulkner or the Pledgors, as the case may be, may subject such marketable securities to the pledge under the Control Agreement though the Brokerage Firm. Such additional collateral shall be in such form as shall be reasonably acceptable to the Secured Party.

         2. Additional Amounts Secured. In addition to Mr. Faulkner's prompt and full repayment of the Indebtedness, the security interest and pledge created hereby shall secure reimbursement to the Secured Party for: (i) all costs and expenses incurred in collection of all amounts due to the Secured Party from Mr. Faulkner or the Pledgors, including without limitation, the costs of suit and attorneys' fees in execution of this Agreement and the Note; (ii) prompt performance by Mr. Faulkner of his obligations under the Note; (iii) prompt performance by Mr. Faulkner and the Pledgors of their obligations under this Agreement; and (iv) interest on all of the foregoing at the rates set forth in the Note.

         3. Covenants. Until the termination of this Agreement and the security interest and pledge created hereby:

                  3.1. Except as otherwise permitted under the Control Agreement, neither Mr. Faulkner nor the Pledgors shall, nor shall either of them permit, without the prior written consent of the Secured Party, the sale, transfer, pledge, hypothecation or other encumbrance, or the execution of an agreement contemplating any of the foregoing for all or any part of the Collateral;

                  3.2. The Pledgors shall, at the Pledgors' expense, defend the Secured Party's right, title, special property and security interest in and to the Collateral and the proceeds thereof; and

                  3.3. In the event any of the Collateral ceases to be certificated and is held by a financial intermediary in electronic form, Mr. Faulkner or the Pledgors, as the case may be, agree promptly to cause such financial intermediary to enter into a control agreement satisfactory to the Secured Party and do all other acts and things reasonably required by the Secured Party to perfect and maintain perfected the security interest and pledge created hereby.

         4.       Representations and Warranties of the Pledgors.

                  The Pledgors hereby make the following representations and warranties to the Secured Party:

                  4.1.     Except for the security interest granted pursuant to
Section 1 hereof, all of the Collateral is owned by Mr. Faulkner or the Pledgors, free and clear of any and all options, claims, security interests, liens, pledges, encumbrances and security interests, except that created herein; and

                  4.2. The execution and delivery of this Agreement, the consummation of the transactions provided for herein, and the fulfillment of the terms hereof, will not result in the breach of any of the terms, conditions or provisions of, or constitute a default under, or conflict with, or cause any acceleration of any obligation under, any agreement or other instrument to which Mr. Faulkner or the Pledgors is a party or by which either of them is bound, or any judgment, decree, order or award of any court, governmental body or arbitrator or any applicable law, rule or regulation.

         5.       Voting and Distributions Prior to Default.

                  5.1. Voting. Prior to the occurrence of an Event of Default hereunder, Mr. Faulkner or the Pledgors shall have the right to vote the securities constituting the Collateral owned by Mr. Faulkner or the Pledgors, respectively, provided, however, neither Mr. Faulkner nor the Pledgors shall in any event vote such securities in a manner which would cause or constitute an Event of Default under this Agreement or under the Note or would otherwise be inconsistent with any of the terms, conditions or provisions of this Agreement or the Note.

                  5.2. Distributions. Prior to the occurrence of an Event of Default, Mr. Faulkner or the Pledgors shall be entitled to receive directly from the Secured Party all dividends, property and cash distributions with respect to, or in consequence of the ownership of, the Collateral owned by Mr. Faulkner or the Pledgors, respectively.

         6.       Default

                  6.1. Events of Default. There shall be an "Event of Default" for purposes of this Agreement if: (i) any "event of default" (as defined therein) shall have occurred and be continuing under the Note; or (ii) Mr. Faulkner or the Pledgors shall fail to observe any agreement, condition, undertaking, or covenant in this Agreement.

                  6.2. Consequences of Default. Upon the occurrence of an Event of Default, and until the termination of this Agreement:

                           6.2.1.   The Secured Party may notify the Pledgors of
the occurrence of such Event of Default;

                           6.2.2.   The Secured Party shall be entitled to
receive and apply in payment of amounts payable by Mr. Faulkner under the Note all dividends, property and cash distributions with respect to, or in consequence of the ownership of, the Collateral;

                           6.2.3.   The Secured Party shall be entitled and
authorized to exercise in its discretion all voting rights, if any, pertaining to the Collateral and in connection therewith, which authorization herein granted shall be deemed an irrevocable power coupled with an interest;

                           6.2.4.   The Pledgors shall take any action necessary
or required or requested by the Secured Party, in order to allow the Secured Party fully to enforce the pledge of the security interest in and to the Collateral hereunder and realize thereon to the fullest possible extent, including but not limited to the filing of any claims with any court, liquidator or trustee, custodian, receiver or other like person or party and the execution of any dividend, payment or brokerage orders or proxies; and

                           6.2.5.   The Secured Party shall have all the rights
and remedies granted or available to it hereunder, under the Uniform Commercial Code as in effect from time to time, under any other statute or the common law, or under the Note, including the right to sell the Collateral or any portion thereof at one or more public or private sales upon twenty (20) days' written notice and to bid thereat or purchase any part or all thereof in its own or a nominee's or nominees' names, free and clear of any equity of redemption; and to apply the net proceeds of the sale, after deduction for any expenses of sale, including the payment of all the Secured Party's reasonable attorneys' fees in connection with the Indebtedness and the sale, to the payment of the Indebtedness in any manner or order which the Secured Party in its sole discretion may elect, without further notice to or consent of the Pledgors and without regard to any equitable principles of marshalling or other like equitable doctrines. To the extent that the proceeds of such sale are insufficient to satisfy all of the Indebtedness, Mr. Faulkner shall remain liable for the amount of such deficiency.

         7.       Delay, Non-Waiver and Exclusive Remedies.

                  7.1. Non-Exclusive Remedies. No remedy or right herein conferred upon or reserved to the Secured Party is intended to be to the exclusion of any other remedy or right, but each and every such remedy or right shall be cumulative, and shall be in addition to every other remedy or right given hereunder, and now or hereafter existing at law or in equity.

                  7.2. Delay and Non-Waiver. No delay or omission by the Secured Party to exercise any remedy or right accruing upon an Event of Default shall impair any such remedy or right, or shall be construed to be a waiver of any such Event of Default, or an acquiescence therein, nor shall it affect any subsequent Event of Default of the same, or a different nature.

         8. Indemnification. The Pledgors shall defend, indemnify, and hold harmless Secured Party from and against any loss, liability, damage, or expense which the Secured Party may incur as a result of the taking, holding, and/or disposing of the Collateral and the Certificates, unless such loss, liability, damage, or expense was caused by the gross negligence or willful misconduct of the Secured Party or its agents.

         9. Rights Retained by the Pledgors. So long as no Event of Default shall have occurred and be continuing hereunder or under the Note, Mr. Faulkner or the Pledgors shall retain and may exercise all rights of or incident to the ownership of the Collateral owned by Mr. Faulkner or the Pledgors, respectively.

         10. Termination. This Agreement and the security interests and pledge created hereby shall terminate on the payment in full by Mr. Faulkner of all of the Indebtedness. Upon termination, the Secured Party shall forthwith deliver to (i) Mr. Faulkner the Certificates issued in Mr. Faulkner's name, with the stock powers therefore, delivered by Mr. Faulkner to the Secured Party and
(ii) the Pledgors the Certificates issued in the Pledgors' name, with stock powers therefore, delivered by the Pledgors to the Secured Party.

         11. Strict Enforcement. The Secured Party shall at all times have the right to enforce the provisions of this Agreement in strict accordance with the terms hereof, notwithstanding any conduct or custom to the contrary. The failure of the Secured Party at any time to enforce its rights hereunder shall not be construed as having created a custom contrary to the provisions of this Agreement, as having modified in any manner the terms hereof, or as having prevented the Secured Party from thereafter enforcing strict compliance. All rights and remedies of the Secured Party are cumulative and concurrent and the exercise of one right or remedy shall not be deemed a waiver or release of any other right or remedy.

         12. Entire Agreement. This Agreement contains the entire understanding of the parties hereto with respect to the subject matter contained herein and supersedes all prior and contemporaneous agreements and understandings, oral and written, with respect thereto.

         13. Modification. This Agreement may be modified or amended only by means of a writing signed by the party against whom such modification or amendment is sought to be enforced.

         14. Severability; Governing Law. If any provision of this Agreement shall be determined to be illegal and unenforceable by any court of law, the remaining provisions shall be severable and enforceable in accordance with their terms. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Tennessee.

         15. Benefits of Agreement. This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective heirs, legal representatives, successors and assigns.

         16. Counterparts. This Agreement may be signed in any number of counterparts and by different parties on different counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, and all of which counterparts, taken together shall constitute but one and the same agreement.

            [The remainder of this page is intentionally left blank.]

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the 12th day of June, 2002, but effective as of the 4th day of May 2002.

                                           SECURED PARTY

                                           KIRKLAND'S, INC.



                                           By: /s/ Robert E. Alderson
                                              ---------------------------------
                                               Name: Robert E. Alderson
                                               Title: Chief Executive Officer

                                           PLEDGORS



                                           /s/ Reynolds C. Faulkner
                                           ------------------------------------
                                           REYNOLDS C. FAULKNER



                                           /s/ Mary Ruth Faulkner
                                           ------------------------------------
                                           MARY RUTH FAULKNER

                               CONTROL AGREEMENT

Re: Account No.
               -----------------------------------------------
                                KIRKLAND'S INC.
                               Secured Party FBO
                  REYNOLDS C. FAULKNER and MARY RUTH FAULKNER

         This letter refers to the above-referenced and entitled Salomon Smith Barney Inc. ("SSB") Account (together with any substitution or replacement thereof, the "Account") which the undersigned account holder(s) (jointly and severally if more than one) (the "Account Holder") has instructed SSB (the "Securities Intermediary") to entitle as referenced above and hold certain of the undersigned's assets. The Account Holder and the Securities Intermediary hereby acknowledge and agree that the Account is a cash securities account and is not a DVP account, a retirement account, as SSB margin account or an SSB linked account.

         The Account Holder and the Secured Party ("Secured Party") hereby notify the Securities Intermediary that the Account Holder has granted the Secured Party a security interest in the Account, all financial assets and other items therein, all proceeds thereof and distributions in connection therewith and income received thereon (the "Collateral") pursuant to a Security Agreement dated even date herewith made by the Account Holder in favor of the Secured Party (as amended, supplemented or otherwise modified from time to time, the "Security Agreement"). The Securities Intermediary hereby acknowledges being so notified and confirms that it has recorded such security interest on its books and records. Further, the Securities Intermediary confirms that as of the date hereof, its personnel generally responsible for maintaining records of liens or security interests with respect to customer securities accounts, have no knowledge of any restraint, security interest, lien or other adverse claim in or to the Account or any item therein; provided that the Securities Intermediary may retain a subordinated lien in connection with any obligations that Account Holder may have incurred with the Securities Intermediary. In addition, the Securities Intermediary agrees to use reasonable efforts to notify the Secured Party and the Account Holder in the event it receives any written notice of any lien, encumbrance or adverse claim against the Account or any of the other Collateral.


         Absent written instructions from the Secured Party to the contrary (see "Notice of Exclusive Control" discussed below), the Account Holder shall be authorized to operate the Account in accordance with the terms of this Control Agreement and the Account Holder's existing Client Agreements with the Securities Intermediary (the "Account Agreements"), subject to Secured Party's security interest in the Collateral; provided, that the Account Holder may not withdraw or transfer any Collateral from the Account other than in connection with "Permitted Trading". "Permitted Trading" for purposes of this Control Agreement is the right of the Account Holder to sell Collateral in the Account and invest the proceeds of such sale, as well as other cash available in the Account from time to time, in marketable securities, cash or cash equivalents, so long as no Collateral is released from the Account as a result of such sale without being replaced with marketable securities, cash or cash equivalents with the same market value as the Collateral being released exclusive of commissions and transaction costs. However, the Account Holder hereby acknowledges and agrees that the Secured Party's consent to Permitted Trading in no way constitutes a waiver of any of its rights under the Security
Agreement and that it is the obligation of the Account Holder to ensure at all times that the type and amount of the Collateral in the Account meets the maintenance requirements contained in the Security Agreement.

         Notwithstanding anything herein to the contrary, upon written notice at any time from the Secured Party to the Securities Intermediary (the "Notice of Exclusive Control")(x) the Account Holder shall have no right, and the Securities Intermediary will not permit the Account Holder, to trade or in any other manner withdraw or transfer any or all financial assets or credit balances in the Account, without the prior written consent of the Secured Party in each instance, and (y) the Securities Intermediary shall not, accept or honor any instructions from or on behalf of the Account Holder in respect of the Account, without the prior written consent of the Secured Party. The Securities Intermediary agrees that all property in the Account at any time shall be treated as a financial asset for purposes of the Uniform Commercial Code in effect in New York as of the date thereof.

         The Account Holder hereby authorizes the Securities Intermediary to, and the Securities Intermediary shall, provide the Secured Party with both account statements and trade confirmations when issued and to disclose to the Secured Party such information relative to the Account and the financial assets and credit balances therein as the Secured Party may at any time and from time to time request, without any reference to any further authority for, or inquiry as to the justification for, such disclosure, with it being agreed that Securities Intermediary will provide Account information to Secured Party as frequently as Secured Party may require to permit it to monitor the Collateral for compliance with the Security Agreement.

        The Securities Intermediary will comply with all entitlement orders originated by the Secured Party without further action or consent by Account Holder or any other person and will (x) as frequently as requested in writing by the Secured Party, transfer all available credit balances and financial assets in the Account to such account as may be designated by the Secured Party by wire transfer, depository transfer check, automatic clearing house electronic transfer, or otherwise, as the Secured Party may direct in its sole discretion and (y) maintain the Account and all financial assets and other items therein as the Secured Party may direct in writing from time to time (including using its best efforts to place or negotiate orders to sell securities in the Account, including but not limited to sell orders pursuant to stock powers issued in favor of the Securities Intermediary, and transferring the proceeds of sale to the Secured Party in accordance herewith), in each case until such time (if any) as the Notice of Exclusive Control is withdrawn or rescinded by the Secured Party.

        Any security interest in or lien on the Account or other Collateral, as defined in this Control Agreement, granted to or otherwise obtained by the Securities Intermediary (including, without limitation, by operation of law) shall be junior and subordinate to the security interest and lien of the Secured Party in and on the Account and other Collateral, as defined in this Control Agreement, regardless of the order of perfecting any such security interest or lien, the filing or absence of filing any financing statement or the taking or failure to take any other action. The Securities Intermediary acknowledges the Secured Party's perfected security interest in the Account and other Collateral, as defined in this Control Agreement, and agrees that, except as provided herein, it will not
(i) foreclose upon, sell or otherwise dispose of the Account or any such other Collateral, or exercise any bankers' or other lien or right of setoff or similar right in connection with the Account or any such other Collateral, in each case without the prior written consent of the Secured Party or (ii) receive, accept or apply any proceeds of the Account or any such other Collateral to or on account of any indebtedness or obligation of the Account Holder to the Securities Intermediary, in each case until the Secured Party has released its security interest in the Account and any such other Collateral, provided, however, that nothing herein shall limit the right of the Securities Intermediary to debit the Account in payment of its then current commissions, charges and other such fees associated with the Account and due to the Securities Intermediary, and from time to time to debit the Account in an amount equal to the amount of any deposit that the Securities Intermediary has credited to the Account that is thereafter returned to the Securities Intermediary because of insufficient funds or is otherwise unpaid. The Securities Intermediary shall neither advance margin or other credit against the Account, nor hypothecate any financial assets or other items carried in the Account, without the prior written consent of the Secured Party. The Securities Intermediary shall not agree with any other person or entity that it will comply (and the Securities Intermediary shall not comply) with any withdrawal, transfer, payment or redemption instruction, or any other entitlement order or other order, from such person or entity concerning the Account or any financial assets or other items therein, without the prior written consent of the Secured Party, and any such agreement entered into without such consent shall be null and void.

         The Account Holder acknowledges and agrees that this Control Agreement constitutes written notification to the Securities Intermediary with respect to the Secured Party's security interest in the Collateral pursuant to Articles 8 and 9 of the Uniform Commercial Code in effect in New York as of the date hereof and any applicable federal regulations for the Federal Reserve Book Entry System. The Account Holder and the Secured Party each acknowledge and agree that the Securities Intermediary shall not be held responsible for (i) any decline in the market value of the Collateral or the failure to notify the Account Holder or the Secured Party thereof or (ii) the failure to take any action with respect to the Collateral, except as expressly provided in this Control Agreement, or as instructed by the Secured Party to the Securities Intermediary in accordance with this Control Agreement (which instructions may be oral followed by written confirmation, (iii) and, except as expressly provided in this Control Agreement, this Control Agreement shall not abridge any rights the Securities Intermediary otherwise may have. To the extent that any provisions of this Control Agreement conflicts with any provisions of the Account Agreements, the provisions of this Control Agreement shall control.

         Except with respect to the obligations and duties expressly provided in this Control Agreement, this Control Agreement shall not impose or create any obligations or duties upon the Securities Intermediary that are greater than or in addition to the usual and customary obligations and duties, if any, of the Securities Intermediary with respect to the Account or the Account Holder. Except as expressly provided in this Control Agreement, the Securities Intermediary shall have no obligation or duty whatsoever to interpret the terms of any other agreements between the Account Holder and the Secured Party or to determine whether any default exists thereunder.

         The Account Holder hereby irrevocably authorizes and instructs the Securities Intermediary to perform and comply with the terms of this Control Agreement and to the extent there is any conflict between this Control Agreement and the Account Agreements, the provisions of this Control Agreement will control. The Account Holder hereby indemnifies and holds harmless the Securities Intermediary from and against any and all claims, actions and suits (whether groundless or otherwise), losses, damages, costs, expenses (including reasonable attorney's fees) and liabilities of every nature and character arising out of or related to this Control Agreement or the transactions contemplated hereby or any actions taken or omitted to be taken by the Securities Intermediary hereunder, including, without limitation, claims arising out of the Securities Intermediary's failure to permit the Account Holder or any other party to withdraw funds from the Account other than in strict compliance with the terms of this Control Agreement, except to the extent directly caused by the Securities Intermediary's gross negligence or willful misconduct. The Secured Party shall indemnify and hold harmless the Securities Intermediary from and against any and all claims, actions and suits (whether groundless or otherwise), losses, damages, costs, expenses (including reasonable attorney's fees) and liabilities of every nature and character that may result by reason of the Securities Intermediary complying with instructions or requests of the Secured Party as permitted or required under this Control Agreement, except to the extent directly caused by the Securities Intermediary's gross negligence or willful misconduct. The foregoing indemnifications shall survive any termination of this Control Agreement.

         The Securities Intermediary may act upon any instrument or other writing believed by it in good faith to be genuine and to have been signed or presented by a person purporting to be the Secured Party or the Account Holder, as the case may be. The Securities Intermediary shall not be liable in connection with the performance or non-performance of its duties hereunder, except for its own gross negligence or willful misconduct. The Securities Intermediary's duties shall be determined only with reference to this Control Agreement and applicable laws, and the Securities Intermediary shall not be charged with knowledge of, or any duties or responsibilities in connection with, any other document or agreement. If in doubt as to its duties and responsibilities hereunder, the Securities Intermediary may consult with counsel of its choice and shall be protected in any action taken or omitted to be taken in connection with the advice or opinion of such counsel. The Securities Intermediary shall have no liability to any party for any incidental, punitive or consequential damages resulting from any breach by the Securities Intermediary of its obligations hereunder.

         All notices required to be given pursuant to this Control Agreement shall be in writing and shall be delivered by hand, mailed by United States registered or certified first class mail, postage prepaid and return receipt requested, or sent by overnight courier, addressed to the applicable party at its address set forth on the signature page hereto or, in each case, to such other address for notices as any of the parties to this Control Agreement shall last have furnished in writing to the other parties hereto in accordance with this paragraph. Any such notice or communication shall be deemed to have been duly given or made and to have become effective at the time of the receipt thereof by the party to which it is directed, or when delivery is duly attempted and refused.

         This Control Agreement may not be amended or modified without the prior written consent of the Securities Intermediary, the Account Holder and the Secured Party. This Control Agreement shall continue in full force until the Securities Intermediary receives written notice from the Secured Party terminating this Control Agreement. Upon receipt of such notice, all obligations of the Securities Intermediary under this Control Agreement shall cease including without limitation any and all obligations hereunder with respect to the maintenance of the Account. Thereafter, the Securities Intermediary may take such steps as the Account Holder may request to vest full ownership and control of the Account in the Account Holder.

         No delay or omission on the part of the Secured Party or the Securities Intermediary in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Control Agreement. No waiver of any right under this Control Agreement shall be effective unless in writing and signed by the Secured Party and the Securities Intermediary, and no waiver on one occasion shall be construed as a bar to or waiver of any such right on any other occasion.

         This Control Agreement and any waiver or amendment hereto may be executed in counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. This Control Agreement may be executed and delivered by telecopier or other facsimile transmission all with the same force and effect as if the same were a fully executed and delivered original manual counterpart.

         This Control Agreement shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to the conflicts of law principles thereof) and shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

         This Control Agreement constitutes the entire agreement, and supersedes any prior agreements, of the parties concerning its subject matter. In the event a provision of this Control Agreement is unenforceable, this agreement shall be construed to the extent possible as if the unenforceable provision were omitted.


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

         Please indicate your agreement with the foregoing by signing below and returning this Control Agreement to the Secured Party.


             ACCOUNT HOLDER
             REYNOLDS C. FAULKNER and MARY RUTH FAULKNER



             Signature: /s/ Reynolds C. Faulkner       6/11/02
                        _________________________ Date ________

             Address: 20 Deepwood Dr.
                      Jackson, TN 38305



             Signature: /s/ Mary Ruth Faulkner         6/11/02
                        ________________________ Date ________

             Address: 20 Deepwood Dr.
                      Jackson, TN 38305



             SECURED PARTY
             KIRKLAND'S INC

             Signature /s/ Robert E. Alderson         6/11/02
                       _________________________ Date ________

             Authorized Signer: Robert E. Alderson
             Title: President
             Address: 805 North Parkway
                      Jackson, TN 38305




Accepted and Agreed:

SALOMON SMITH BARNEY INC.               SALOMON SMITH BARNEY INC.


By: /s/ Michael Bolen       6/10/02     By: /s/ Sue Long        6/14/02
   ___________________Date:________        _______________Date:________
Name: Michael Bolen                     Name: Sue Long
Title: Branch Office Manager            Title: Regional Director
Address:                                Address: